John Hancock Variable Insurance Trust (the “Trust”)
Supplement dated December 10, 2020 to the current

Prospectus, as may be supplemented (the “prospectus”)

Global Trust

At a meeting held on December 8-10, 2020, the Board of Trustees of John Hancock Variable Insurance Trust (the Board) approved a change in the fund’s name effective on or about April 26, 2021 (the Effective Date). As of the Effective Date, the fund’s name will be changed to Global Equity Trust, and all references to Global Trust will be changed to reflect the fund’s new name.

Lifestyle Aggressive Portfolio

Managed Volatility Aggressive Portfolio

At a meeting held on December 8-10, 2020, the Board also approved an Agreement and Plan of Reorganization providing for the following fund reorganizations:

Acquired Funds	Acquiring Funds

Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio

Managed Volatility Aggressive Portfolio	Managed Volatility Growth Portfolio

A meeting of the shareholders of the Lifestyle Aggressive Portfolio and Managed Volatility Aggressive Portfolio has been scheduled for Tuesday, April 6, 2021, to seek approval of each reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on or about Friday, April 23, 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy. For important information regarding any of these reorganizations, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029

For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546

For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078

For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

Select Bond Trust

In addition, at a meeting held on December 8-10, 2020, the Board approved changes to the “Principal investment strategies” of the “Fund summary” section of the prospectus, which are revised and restated in their entirety as follows effective December 10, 2020:

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Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund seeks to invest its assets in debt securities and instruments with an average duration of plus or minus one year of its benchmark, Bloomberg Barclays US Aggregate Bond Index, however, there is no limit on the fund’s average maturity. The fund does not invest in bonds rated below investment-grade at time of purchase.

Eligible investments include, but are not limited to:

•	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,
•	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”),
•	U.S. and foreign corporate bonds, and
•	Foreign government and agency securities.

The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio which may affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

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John Hancock Variable Insurance Trust (the Trust)

Supplement dated December 10, 2020 to the current

Statement of Additional Information (the SAI), as may be supplemented

Global Trust

At a meeting held on December 8-10, 2020, the Board of Trustees of John Hancock Variable Insurance Trust (the Board) approved a change in the fund’s name effective on or about April 26, 2021 (the Effective Date). As of the Effective Date, the fund’s name will be changed to Global Equity Trust, and all references to Global Trust will be changed to reflect the fund’s new name.

Lifestyle Aggressive Portfolio

Managed Volatility Aggressive Portfolio

At a meeting held on December 8-10, 2020, the Board also approved an Agreement and Plan of Reorganization providing for the following fund reorganizations:

Acquired Fund	Acquiring Fund

Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio

Managed Volatility Aggressive Portfolio	Managed Volatility Growth Portfolio

A meeting of the shareholders of the Lifestyle Aggressive Portfolio and Managed Volatility Aggressive Portfolio has been scheduled for Tuesday, April 6, 2021, to seek approval of each reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on or about Friday, April 23, 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy. For important information regarding any of these reorganizations, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029

For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546

For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078

For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

You should read this Supplement in conjunction with the SAI and retain it for future reference.

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